Exhibit (10.4)

QWAI ZHOU NORMAL UNIVERSITY ATTACHED HIGH SCHOOL
THOUSAND MEGA CAMPUS NETWORK SYSTEM CONTRACT

Party A  :  Qwai Zhou Normal University Attached High School
Party B  :  Qwai Zhou Qin Hwa Yuen Information Technology Development Co. Ltd.
Party C : Tengtu Culture & Education Electronics Development Co. Ltd. Contract Number : 200009-001
Date of signing of Contract : July 28, 2000



1.       Responsibilities of Parties A, B, and C

         1.1      Responsibilities of Party A
                  (1) Make payments to Parties B and C in time according to the payment methods stipulated in this contract ;
                  (2)   Provide equipment installation and testing site ;
                  (3) Responsible for taking delivery and inventory of goods while Party B will take care their custody ;
                  (4) Coordinate with Parties B and C, and relevant companies and departments.
         1.2      Responsibilities of Party B
                  (1) Comprehensive PDS cable installation ( including cable conduits );
                  (2) Installation and testing of equipment for the Network Administration Center;
                  (3)   Project implementation and system testing ( hardware ) ;
                  (4) Guarantees the time frame for the overall progress of the project ;
                  (5)   Provides complete technical documentation to Party A ;
                  (6)   Coordinates commissioning.

--------------------------------------------------------------------------------
QwaiZhouNormalHigh                                                         Pg. 1

         1.3      Responsibilities of Party C
                  (1) Installation and testing of Server System Platform Software ;
                  (2) Installation and testing of Information-Based Education Application Platform Software ;
                  (3) Setting up of technical enquiry telephone line for resolving problems encountered by Party A and submit an overview of the problems to the same Party ;
                  (4) To provide Party A with the latest technical materials, upgrading schemes for the Tengtu Campus Network Application Platform, etc. through post, e- mail or website ;
                  (5) To provide 1-year free service for Tengtu Campus Application Platform products, and 3-month free service for the Tengtu Campus Network System Platform ( Microsoft products ) ;
                  (6) Responsible for liaison for Party A to undertake training at the training base jointly established by Part A and Microsoft.
2.       Project Cost
         2.1      Total payment to Parties B and C : RMB 1,320,000
         2.2      Hardware cost : RMB 1,150,000
         2.3      Software cost : RMB 170,000

3.       Methods of Payment
         3.1 Upon delivery of network cables to the work site, Party A will pay 30% of the hardware contract price to Party B, i.e., RMB 345,000 ;
         3.2 Upon delivery of software products to the School, Party A will pay 30% of the software contract price to Party C, i.e., RMB 51,000 ;
         3.3 After the hardware for this contract has passed the initial inspection performed by Party A, Party A will pay 30% of the hardware contract price to Party B within 15 days, i.e., RMB 345,000 ;
--------------------------------------------------------------------------------
QwaiZhouNormalHigh                                                        Pg. 2

         3.4 After the contract items undertaken by Party B have passed the commissioning performed by Party A, party A will pay Party B 30 % of the contract price, i.e., RMB 345,000 ;
         3.5 After the System and application software provided by Party C have passed the commissioning, Party A will pay 70 % of the software contract price to Party C, i.e., RMB 119,000 ;
         3.6 After the contract items undertaken by Party B have performed normally in the System for 12 months, Party A will pay 10 % of the hardware contract price to Party B, i.e., RMB 115,000.

4.       Project Period
         The entire project is to be completed within 60 working days from the date the contract is signed. On completion of the project, the System will be put into operation for 1 month. Party B shall produce a "Project Cycle Plan" based on their own relevant project tasks and inform Party A formally within 7 days after the contract has been signed.

5.       Quality Assurance
         Party B shall guarantee that the quality of this project must fully satisfy the requirements specified in the written suggestions provided to Party
A. Party B guarantees that all the equipment and hardware as provided are brand new and OEM products, without any used or refurbished items.
Party C will guarantee that all software products as provided are authentic copies from the software manufacturer(s), with complete information and quality assurance certificate(s).

6.       Commissioning Standards
         6.1 The quality of the project items undertaken by Party B must comply with the requirements as stipulated in the proposed schemes agreed by Party A ;
         6.2 The project items undertaken by Party B shall be commissioned according to the following standards : (a) The technical standards of OEM ;

--------------------------------------------------------------------------------
QwaiZhouNormalHigh                                                         Pg. 3

         (b) The schemes provided by Party B abd agreed by Party A ; 6.3 Commissioning of the project items undertaken by Party B shall be performed according to the following methods :
         a) Visually inspect the external appearance, packaging, product names, models and quantity of the products ;
         b)       Running and testing of the whole system.
         6.4 Commissioning shall be divided into Initial Commissioning and System Running Commissioning : Party A shall perform initial commissioning according to item 6.3.a above before the System is installed. Running commissioning will proceed upon completion of System installation . When System Running is successful, Parties B and C will provide complete installation and testing documentation to Party A.
         6.3 Commissioning tasks shall be organized by Part A, and parties B and C shall coordinate.

7.       Infringement of Contract and Compensation
         7.1      Infringement Responsibilities of Party B
                  a) If Party B cannot complete the project according to the contract, there will be a penalty for every 10 days of delay, which will be equivalent to 1% of the total contract amount.
                  b) If Party B implements the project not according to Party A's requirements, or uses substitution-products without consulting Party A, Party A has the right to terminate the contract and refuse to make any payment.
         7.2      Infringement Responsibilities of Party A
                  If Party A does not make payments for the loan according to the methods of payment and timescale stipulated in the contract, Party A shall pay Party B an "infringement fund", which is 5% of the overdue payment, for each day delayed; starting from the expiration of the 7-day period after the date when the payment shall be made.

--------------------------------------------------------------------------------
QwaiZhouNormalHigh                                                         Pg. 4

         7.3 If any Party is unable to implement the contract after it is in effect due to incidents caused by fire, flooding, earthquake, war, other mutually agreed irresistible events, etc., the deadline for the implementation of this contract can be extended. Depending on the actual situation, infringement responsibilities can partially or fully be exempted.

8.       Warranty Period
         Party B shall provide a 36-month warranty for the project items undertaken by itself, commencing from the date when installation of all equipment is completed. The manufacturer shall directly issue a quality assurance certificate, valid for 15 years, for the comprehensive cable installation to the user.

         8.1 Party B shall provide a 36-month quality warranty for the projects it supplies, commencing from the date when the equipment has passed the commissioning ;
         8.2 During the warranty period, Party A shall allocate qualified personnel to operate and service the equipment according to the maintenance handbooks;
         8.3 During the maintenance period, Party B will not be responsible to maintain any faulty hardware or software if they are changed by Party A. Party B will replace or repair any damaged equipment or subassemblies caused by improper maintenance by Party A and all costs incurred shall be born by Party A. If the System's performance cannot meet the technical specifications stipulated in the contract due to deficiencies in the hardware, software or materials supplied by Party B; or faults committed by Party B's technicians, Party B shall repair or replace all the faulty equipment or materials free of charge;
         8.4 During the warranty period, Party A shall inform Party B in time if there is any equipment fault and the latter Party shall perform the necessary repair or replacement as soon as possible. All costs incurred shall be born by the responsible party;
         8.5 During the warranty period, Party B guarantees to provide Party A with continuous maintenance and replacement. Party A will be responsible for all costs incurred;

--------------------------------------------------------------------------------
QwaiZhouNormalHigh                                                         Pg. 5

         8.6 During the warranty period, Party B will be responsible to repair any damaged equipment caused by fire, flooding, electromagnetism, thunder, etc.. All costs incurred will be born by Party A.

9.       Other Matters
         Any subsequent arising matters not identified in this contract shall be resolved by Parties A, B and C. If consensus cannot be reached after consultation, they can be resolved by relevant arbitration authorities.



Party A : Qwai Zhou Normal University Attached High School
Authorized Representative Signature :
July 28, 2000


Party B : Qwai Zhou Qin Hwa Yuen Information Technology Development Co. Ltd. Authorized Representative Signature :
July 28, 2000


Party C : Tengtu Culture & Education Electronics Development Co. Ltd. Authorized Representative Signature :
July 28, 2000

--------------------------------------------------------------------------------
QwaiZhouNormalHigh                                                        Pg. 6